Exhibit 32.1
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Christopher T. Seaver, Chief Executive Officer of Hydril Company, a Delaware corporation (the “Company”), hereby certify, to my knowledge, that:
(1) the Company’s Quarterly Report on Form 10-Q for the quarter-ended June 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 28, 2005	/s/ Christopher T. Seaver
Christopher T. Seaver
Chief Executive Officer